Exhibit 10.2
FIRST AMENDMENT
OF PURCHASE AGREEMENT
This First Amendment of Share Purchase Agreement (the “Amendment”) is made as of January 1, 2009 by and between Stuart Discount (“SELLER”), Telestar Acquisition Corporation, a Pennsylvania Corporation and Tele-Response Center, Inc., a Tennessee Corporation (collectively hereinafter “121DR” or “Company”) and International Consolidated Companies, Inc., a Florida corporation (“BUYER”).
RECITALS
WHEREAS, SELLER and BUYER have previously entered into that certain Share Purchase Agreement dated December 18, 2008 (the “Original Agreement”); a copy of which is annexed hereto as Exhibit “A”.
WHEREAS, the parties wish to extend the closing set forth in the Original Agreement, with such new closing to be effective on an exact date to be established by both parties, but prior to January 31, 2009
NOW, THEREFORE, in consideration of the above recitals, the terms and covenants of this agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1. The parties hereto acknowledge and agree that this Amendment shall in no way act as a waiver of any of the conditions and obligations imposed upon them by the Original Agreement, and any rights and remedies which either of them may have by virtue of the Original Agreement are to be considered as of full force and effect.
2. All capitalized terms in this Amendment that are not defined herein shall have the meanings assigned to such terms in the Original Agreement.
3. Except as otherwise provided in this Amendment, the parties hereto acknowledge and agree that all of the terms, conditions and provisions of the Original Agreement are by reference made a part of, and shall apply to, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized legal representatives as of the date first above written.
SELLER
Stuart Discount

By: /S/ Stuart Discount
Stuart Discount, Individually
TELESTAR ACQUISITION CORPORATION
By: /S/ Stuart Discount
Stuart Discount, President
TELE-RESPONSE CENTER, INC.
By: /S/ Stuart Discount
Stuart Discount, President

BUYER
International Consolidated Companies, Inc.
By: /S/ Antonio F. Uccello, III
Antonio F. Uccello, III, President and Chief Executive Officer

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